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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 22, 1996, with respect to the financial statements of Les Produits Deli-Bon Inc. in the Registration Statement (Form S-1 No. 333-3539) and related Prospectus of The UniMark Group, Inc. for the registration of 2,000,000 shares of its common stock.


                                          LABERGE LAFLEUR

Sainte-Foy (Quebec)
Canada

May 16, 1996